UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Harry B. Sands, Lobosky Management Co. Ltd.

Office Number 2

Pineapple Business Park

Airport Industrial Park

P.O. Box N-624

City of Nassau, Island of New Providence, Commonwealth of The Bahamas

(Address of principal executive offices)

N/A

(Zip Code)

(242) 322-2670

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2020, OneSpaWorld Holdings Limited (the “Company”) closed its previously announced Private Placement (as defined in the Proxy Statement), pursuant to its Investment Agreement, dated as of April 30, 2020 (the “Investment Agreement”), by and among the Company, Steiner Leisure Limited (“Steiner”) and the other investors named on the signature pages thereto, including members of the Company’s management and board of directors (collectively, the “Co-Investors,” and together with Steiner, the “Investors”).

In connection with the closing of the Private Placement, the Company entered into, among other agreements, (i) a Governance Agreement, dated as of June 12, 2020 (the “Governance Agreement”), by and among the Company, Steiner, and solely for the purpose of Section 18 thereof, Haymaker Acquisition Corp. (“HYAC”), which supersedes the Company’s Director Designation Agreement, dated as of November 1, 2018, by and among the Company, Steiner and HYAC, and (ii) a Second Amended and Restated Registration Rights Agreement, dated as of June 12, 2020 (the “A&R RRA”), by and among the Company, the Investors and the other persons party thereto. In addition, on June 12, 2020, the Company issued to the Investors warrants to purchase approximately 5.0 million common shares of the Company at an exercise price of $5.75 per share. A copy of the Form of Warrant Agreement, which was previously filed as Exhibit B to the Investment Agreement, is filed as Exhibit 10.3 hereto and incorporated by reference herein.

A detailed description of the Governance Agreement and the A&R RRA is contained in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 22, 2020 (the “Proxy Statement”). This description is qualified in its entirety by the terms and conditions of the Governance Agreement and A&R RRA, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Item 5.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2020, immediately prior to closing of the Private Placement and pursuant to the Investment Agreement, Michael J. Dolan, a member of the Company’s Board of Directors (the “Board”), resigned from his position as (i) a director of the Company, (ii) as a member of the Board’s Audit Committee, and (iii) as the chair of the Board’s Nominating and Governance Committee (the “Nominating Committee”).

On June 12, 2020, concurrently with closing of the Private Placement, Adam Hasiba, age 36, was appointed to the Board to fill the vacancy left by Mr. Dolan’s resignation. Mr. Hasiba was appointed to the Board by Steiner pursuant to the Investment Agreement. In addition to his service as a Board member, Mr. Hasiba will also serve as a member of the Nominating Committee. Mr. Hasiba’s biography is included in the Proxy Statement.

There are no family relationships between Mr. Hasiba and any director or executive officer of the Company and Mr. Hasiba has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 Annual Meeting of Shareholders of the Company, held on June 10, 2020 (the “Annual Meeting”), the Company’s shareholders (the “Shareholders”) approved the adoption of the Company’s Third Amended and Restated Memorandum of Association and Second Amended and Restated Articles of Association (the “Amended Articles”) to, among other things, (i) authorize a new class of non-voting common shares, par value $0.0001 per share (the “Non-Voting Common Shares”) and (ii) modify the transfer rights and obligations rights of Steiner, including, among other things, to impose certain transfer restrictions. The Amended Articles were adopted by the Board and became effective on June 11, 2020.

The foregoing description is qualified in its entirety by reference to the full text of the Amended Articles, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 10, 2020. The results of the voting at the Annual Meeting were as follows:

Proposal 1. Election of Class A Directors:

Directors	For	Withheld	Broker non-votes
Steven J. Heyer	36,671,315	17,032,627	0
Andrew R. Heyer	44,940,871	8,763,071	0
Leonard Fluxman	46,950,259	6,753,683	0

Proposal 2.	Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain	Broker non-votes
52,109,581	1,590,943	3,418	0

Proposal 3.	Approval of the Private Placement for purposes of Nasdaq Listing Rule 5635:

For	Against	Abstain	Broker non-votes
37,081,690	16,614,002	8,250	0

Proposal 4.	Approval of the adoption of the Company’s Amended Articles to, among other things, authorize the Non-Voting Common Shares:

For	Against	Abstain	Broker non-votes
36,416,941	17,282,817	4,184	0

Item 8.01	Other Events.

On June 10, 2020, the Company issued a press release announcing the approval of the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Memorandum of Association and Second Amended and Restated Articles of Association of OneSpaWorld Holdings Limited.

10.1	Governance Agreement, dated as of June 12, 2020, by and among OneSpaWorld Holdings Limited, Steiner Leisure Limited and, solely for purposes of Section 18 thereof, Haymaker Acquisition Corp.

10.2	Second Amended and Restated Registration Rights Agreement, dated as of June 12, 2020, by and among OneSpaWorld Holdings Limited, Steiner Leisure Limited, and the investors named on the signature pages thereto.

10.3	Form of Warrant Agreement.

99.1	Press Release of OneSpaWorld Holdings Limited, dated June 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020	OneSpaWorld Holdings Limited

	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Operating Officer and Chief Financial Officer

4